UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

LUMENT FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, 20th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 521-6323

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LFT	New York Stock Exchange
7.875% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	LFTPrA	New York Stock Exchange
Rights to purchase Common Stock, $0.01 par value per share	LFTRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 18, 2022, Lument Finance Trust, Inc. (the “Company”) issued a letter to the holders of record of its common stock as of 5:00 p.m., New York City time, on January 18, 2022, the record date (the “Record Date”) for the Company’s transferable subscription rights offering described below in Item 8.01 of this Current Report on Form 8-K. Such holders of record are referred to in this Current Report on Form 8-K as “Record Date Stockholders.”

The information in this Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

On January 18, 2022, the Company commenced its previously announced transferable subscription rights offering and distributed transferable subscription rights to purchase up to 37,421,825 shares of its common stock to the Record Date Stockholders.

The Company has applied to list the transferable subscription rights on the New York Stock Exchange under the symbol “LFTRT,” with trading anticipated to begin on January 19, 2022. The rights began trading on a “when-issued” basis on January 13, 2022.

Copies of the Form of Subscription Rights Certificate, Form of Notice to Stockholders Who Are Record Holders, Form of Notice to Stockholders Who Are Acting as Nominees, Form of Notice to Clients of Stockholders Who Are Acting as Nominees, Form of Beneficial Owner Election Form, Form of Notice of Guaranteed Delivery, and Form of Notice to Foreign Stockholders Who Are Record Holders are attached to this Current Report on Form 8-K as Exhibits 4.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7.

Miles & Stockbridge P.C, Maryland counsel to the Company, has issued a legal opinion relating to the validity of the rights and the shares of Common Stock issuable pursuant to the exercise of the rights, a copy of which is attached to this Current Report on Form 8-K as Exhibit 5.1.

The foregoing descriptions of Exhibits 4.1, 5.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 do not purport to be complete and each is qualified in its entirety by reference to the full text of such exhibit.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or any of its subsidiaries, nor shall there be any offer, solicitation or sale of any securities of the Company or any of its subsidiaries in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.

The rights offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-258134) that was previously filed with the Securities and Exchange Commission (the “SEC”) and was declared effective on August 6, 2021. The rights offering will only be made by means of the prospectus supplement dated January 7, 2022 (the “Prospectus Supplement”) and the accompanying base prospectus dated August 6, 2021, copies of which will be mailed to all Record Date Stockholders, and can be assessed through the SEC’s website at www.sec.gov. Additional information regarding the rights offering and the exercise of the rights may be obtained from the information agent, Alliance Advisors, toll-free at (833) 786-6491 or by email at LFT@allianceadvisors.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
4.1	Form of Subscription Rights Certificate. (incorporated by reference to Exhibit 4.1 to Lument Finance Trust, Inc.’s Registration Statement on Form 8-A which was filed with the Securities and Exchange Commission on January 18, 2022)
5.1	Opinion of Miles & Stockbridge P.C.
23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1).
99.1	Letter to Record Date Stockholders, dated January 18, 2022.
99.2	Form of Notice to Stockholders Who Are Record Holders.
99.3	Form of Notice to Stockholders Who Are Acting as Nominees.
99.4	Form of Notice to Clients of Stockholders Who Are Acting as Nominees.
99.5	Form of Beneficial Owner Election Form.
99.6	Form of Notice of Guaranteed Delivery.
99.7	Form of Notice to Foreign Stockholders Who Are Record Holders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMENT FINANCE TRUST, INC.

Dated: January 19, 2022	By:	/s/ James A. Briggs
James A. Briggs
Chief Financial Officer